                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  December 18, 1997
                                                   ------------------------
                               SEALY CORPORATION
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              (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-8738                  36-3284147
-------------------------------   -----------------------    ---------------------
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification Number)

520 Pike Street                     Seattle, Washington                   98101
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(Address of Principal Executive Offices)                              (Zip code)


Registrant's telephone number, including area code:  (206) 625-1233
                                                    ----------------------------

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         (Former Name or Former Address, if Changed Since Last Report
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     On December 18, 1997, Sealy Corporation (the "Company") consummated a merger (the "Merger") pursuant to an agreement and plan of merger, dated as of October 30, 1997, as amended, (the "Merger Agreement"), with Sandman Merger Corporation, a transitory Delaware merger corporation ("Sandman"), and Zell/Chilmark Fund, L.P., a Delaware limited partnership ("Zell"). Prior to the Merger, Zell beneficially owned approximately 87% of the voting securities of the Company. Pursuant to the Merger Agreement, Sandman was merged with and into the Company with the Company being the surviving corporation. Prior to the Merger, the Company converted certain of the existing common stock held by Zell into shares of the Company's voting preferred stock (the "Preference Stock").
In connection with the Merger (i) the Preference Stock was converted into $25.0 million in aggregate principal amount of junior subordinated notes of the Company (the "Junior Subordinated Notes") and the Zell Equity (as defined below) and (ii) the aggregate issued and outstanding shares of the existing common stock at the time of the Merger were converted into the right to receive an aggregate amount of cash equal to (x) $419.4 million minus (y) certain fees and expenses of the Merger minus (z) certain costs in connection with the extinguishment of certain outstanding options and warrants of the Company.

     The transactions contemplated by the Merger Agreement, including the Merger, the Tender Offer and related Consent Solicitation (each as defined below) and the refinancing of the Company's existing indebtedness were funded by: (i) $450.0 million of term loan borrowings by Sealy Mattress Company, a wholly owned subsidiary of the Company ("SMC"), pursuant to the Senior Credit Agreements (as defined below); (ii) $10.0 million of revolving borrowings under the Senior Credit Agreements; (iii) the offerings (the "Offerings") of certain debt securities of SMC (the "Notes"), with aggregate gross proceeds of $200.4 million; (iv) the issuance of the Junior Subordinated Notes to Zell; (v) an equity investment in the Company by funds managed by Bain Capital, Inc., its related investors, including members of management, and other institutional investors (collectively, the "New Investors") of approximately $128.8 million and (vi) a retained equity investment in the Company by Zell with a fair value of approximately $14.3 million (such equity investment, the "Zell Equity"). As a result of the Merger, the New Investors beneficially own approximately 85.3% of the voting securities of the Company.

TENDER OFFER AND CONSENT SOLICITATION

     On November 18, 1997, the Company commenced an offer (the "Tender Offer") to purchase for cash up to all (but not less than a majority in principal amount outstanding) of its 10 1/4% Senior Subordinated Notes due 2003 (the "Old Notes") and a related solicitation (the "Consent Solicitation") of consents to modify certain terms of the indenture under which the Old Notes were issued. The purchase price paid in respect of validly tendered Old Notes was $1,057.03 per $1,000 of principal amount tendered and the payment with respect to the Consent Solicitation was $20 per $1,000 of principal amount tendered prior to the consent expiration date therefor. Old Notes in the aggregate principal amount of $197.7 million were tendered and accepted for payment and the related

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consents received.  The Tender Offer was consummated concurrently with the
Merger and a supplemental indenture with respect to the Old Notes took effect at such time.

SENIOR CREDIT AGREEMENTS

     Upon consummation of the Merger, SMC entered into the AXELs/*/ credit agreement (the "Senior AXELs Credit Agreement") and a credit agreement providing for Tranche A term Loans and revolving borrowings (the "Senior Revolving Credit Agreement" and, together with the Senior AXELs Credit Agreement, the "Senior Credit Agreements") with Goldman Sachs Credit Partners L.P., as arranger and syndication agent, Morgan Guaranty Trust Company of New York, as administrative agent, and Bankers Trust Company, as documentation agent; and other institutions party thereto. The Senior Credit Agreements provide for loans of up to $550.0 million, consisting of a $450.0 million term loan facility (the "Term Loan Facility") and a $100.0 million revolving credit facility (the "Revolving Credit Facility"). SMC distributed the proceeds of the Term Loan Facility and its initial borrowings under the Revolving Credit Facility to the Company to provide a portion of the funds necessary to consummate the Merger and related transactions. Indebtedness of SMC under the Senior Credit Agreements is secured and guaranteed by the Company and certain of SMC's current and all of SMC's future U.S. subsidiaries and will bear interest at a floating rate. The Senior Credit Agreements require the Company to meet certain financial tests, including minimum levels of EBITDA, minimum interest coverage and maximum leverage ratio. The Senior Credit Agreements also contain covenants which, among other things, limit capital expenditures, indebtedness and/or the incurrence of additional indebtedness, investments, dividends, transactions with affiliates, asset sales, mergers and consolidations, prepayments of other indebtedness (including the Notes), liens and encumbrances and other matters customarily restricted in such agreements.

THE NOTES

     Concurrently with the consummation of the Merger, SMC issued the Notes in the Offerings to the initial purchasers thereof, who resold the Notes in reliance upon Rule 144A and Regulation S under the Securities Act of 1933 (the "Securities Act"). The Notes consist of (1) $125.0 million in aggregate principal amount of 9 7/8% Senior Subordinated Notes due December 15, 2007 (the "Senior Subordinated Notes") and (ii) $128.0 million in aggregate principal amount at maturity of 10 7/8% Senior Subordinated Discount Notes due December 15, 2007 (the "Senior Subordinated Discount Notes"), yielding gross proceeds of $75.4 million.

     SMC's payment obligations under the Notes are jointly and severally guaranteed on a senior subordinated basis (the "Guarantees") by the Company and certain of SMC's current and all of SMC's future U.S. Subsidiaries (the "Subsidiary Guarantors" and, together with the Company, the "Guarantors"). The Notes are not guaranteed by certain other of SMC's U.S. Subsidiaries or by any of its current or future foreign Subsidiaries (the "Non-Guarantor
Subsidiaries").  The Guarantees are

_______________________________

/1/  "AXELs" is a registered servicemark of Goldman, Sachs & Co.

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subordinated to the guarantees of Senior Debt issued by the Guarantors under the
Senior Credit Agreements.

     The Notes are general, unsecured senior subordinated obligations of SMC, subordinated in right of payment to all senior debt (as defined herein) of SMC, pari passu with all future senior subordinated debt of SMC and senior in right of payment to all future subordinated debt of SMC. The claims of creditors (including trade creditors) of Non-Guarantor Subsidiaries generally have priority as to the assets of such subsidiaries over the claims of the holders of the Notes.

     The indenture governing the Senior Subordinated Notes and the indenture governing the Senior Subordinated Discount Notes contain certain covenants that, among other things, limit the ability of SMC and its Subsidiaries to incur additional indebtedness and issue disqualified stock, pay dividends or distributions or make investments or make certain other restricted payments, enter into certain transactions with affiliates, dispose of certain assets, incur liens and engage in mergers and consolidations.

     Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") among SMC, the Guarantors and the initial purchasers of the Notes, SMC and the Guarantors have agreed to file a registration statement (the "Exchange Offer Registration Statement") on the appropriate form with respect to an offer to exchange (i) the Senior Subordinated Notes for a new issue of debt securities of SMC and (ii) the Senior Subordinated Discount Notes for a new issue of debt securities of SMC, each of which will be registered under the Securities Act, with terms identical to those of the Senior Subordinated Notes and the Senior Subordinated Discount Notes, as applicable (the "Exchange Offer"). If (i) the Exchange Offer is not permitted by applicable law or (ii) any holder of Transfer Restricted Securities notifies SMC within the specified time period that (A) it alone or together with holders who hold in the aggregate at least $1.0 million in principal amount (or accreted value, as applicable) of Notes is prohibited by law or SEC policy from participating in the Exchange Offer, (B) it may not resell the new notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Notes acquired directly from SMC or an affiliate of SMC, SMC and the Guarantors will be required to provide a shelf registration statement to cover resales of the Notes by the holders thereof.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits.
            ---------

               Exhibit No.              Exhibit Description
               -----------              -------------------

               2.1 Agreement and Plan of Merger, dated as of October 30, 1997, by and among the Registrant, Sandman Merger Corporation and Zell/Chilmark Fund, L.P.

               2.2 First Amendment to the Agreement and Plan of Merger, dated as of December 18, 1997, by and among the Registrant, Sandman Merger Corporation and Zell/Chilmark Fund, L.P.

               4.1 Indenture, dated as of December 18, 1997, by and among Sealy Mattress Company, the Guarantors named therein and The Bank of New York, as trustee, with respect to the Series A and Series B 9 7/8% Senior Subordinated Notes due 2007.

               4.2 Indenture, dated as of December 18, 1997, by and among Sealy Mattress Company, the Guarantors named therein and The Bank of New York, as trustee, with respect to the Series A and Series B 10 7/8% Senior Subordinated Discount Notes due 2007.

               4.3 Second Supplemental Indenture, dated as of December 5, 1997, by and between the Registrant and The Bank of New York, as trustee.

               10.1 Dealer Manager Agreement, dated as of November 18, 1997, among Sandman Merger Corporation, the Registrant and Goldman, Sachs & Co.

               10.2 Purchase Agreement, dated as of December 11, 1997, by and among Sealy Mattress Company, the Guarantors named therein, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and BT Alex. Brown Incorporated.

               10.3 Registration Rights Agreement, dated as of December 18, 1997, by and among Sealy Mattress Company, the Guarantors named therein, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and BT Alex. Brown Incorporated.

               10.4 Credit Agreement, dated as of December 18, 1997, among Sealy Mattress Company, the Guarantors named therein, Goldman Sachs Credit Partners L.P., as arranger and syndication agent, Morgan Guaranty Trust Company of New York, as administrative agent, Bankers Trust Company, as documentation agent, and the other institutions named therein.

               10.5 AXEL Credit Agreement, dated as of December 18, 1997, among Sealy Mattress Company, the Guarantors named therein, Goldman Sachs Credit Partners L.P., as arranger and syndication agent, Morgan Guaranty Trust Company of New York, as administrative agent, Bankers Trust Company, as documentation agent, and the other institutions named therein.

               10.6 Amended and Restated Employment Agreement, dated as of August 1, 1997, by and between Sealy Corporation and Ronald L. Jones.

               10.7 Employment Agreement, dated as of August 25, 1997, by and between Sealy Corporation and Bruce G. Barman.

               10.8 Employment Agreement, dated as of August 12, 1997, by and between Sealy Corporation and Jeffrey C. Claypool.

               10.9 Employment agreement, dated as of July 30, 1997, by and between Sealy Corporation and Gary T. Fazio.

               10.10 Employment Agreement, dated as of August 25, 1997, by and between Sealy Corporation and Douglas E. Fellmy.

               10.11 Employment Agreement, dated as of August 28, 1997, by and between Sealy Corporation and David J. McIlquham.

               10.12 Employment Agreement, dated as of August 1, 1997, by and between Sealy
                                        Corporation and Lawrence J. Rogers.

               10.13 Change of Control Agreement, dated as of September 3, 1997 by and between Sealy Corporation and John G. Bartik.

               10.14 Change of Control Agreement, dated as of August 4, 1997, by and between Sealy Corporation and James F. Goughenour.

               10.15 Change of Control Agreement, dated as of August 27, by and between Sealy Corporation and Richard F. Sowerby.

               10.16 Change of Control Agreement, dated as of August 1, 1997, by and between Sealy Corporation and Ronald H. Stolle.

               10.17 Change of Control Agreement, dated as of August 11, 1997, by and between Sealy Corporation and Kenneth L. Walker.

               10.18 Amendment to Amended and Restated Employment Agreement and Termination of Stockholders Agreement, dated as of December 17, 1997, between Ronald L. Jones and the Registrant.

               10.19 Amendment to Employment Agreements, dated as of December 17, 1997, between the employees named therein and the Registrant.

               10.20 Form of Amendment to Change of Control Agreements, dated as of December 17, 1997.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SEALY CORPORATION



                                                 By: /s/ Kenneth L. Walker
                                                     ___________________________
                                                     Kenneth L. Walker
                                                     Vice President - General
                                                     Counsel

Date:  December 30, 1997
       ----------------------


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                                 EXHIBIT INDEX
                                 -------------

2.1 Agreement and Plan of Merger, dated as of October 30, 1997, by and among the Registrant, Sandman Merger Corporation and Zell/Chilmark Fund, L.P.

2.2 First Amendment to the Agreement and Plan of Merger, dated as of December 18, 1997, by and among the Registrant, Sandman Merger Corporation and Zell/Chilmark Fund, L.P.

4.1 Indenture, dated as of December 18, 1997, by and among Sealy Mattress Company, the Guarantors named therein and The Bank of New York, describing the Series A and Series B 9-7/8% Senior Subordinated Notes due 2007

4.2 Indenture, dated as of December 18, 1997, by and among Sealy Mattress Company, the Guarantors named therein and The Bank of New York, describing the Series A and Series B 10-7/8% Senior Subordinated Discount Notes due 2007

4.3 Second Supplemental Indenture, dated as of December 5, 1997, by and between the Registrant and The Bank of New York

10.1 Dealer Manager Agreement, dated as of November 18, 1997, among Sandman Merger Corporation, the Registrant and Goldman, Sachs & Co.

10.2 Purchase Agreement, dated as of December 11, 1997, by and among Sealy Mattress Company, the Guarantors named therein, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and BT Alex. Brown Incorporated

10.3 Registration Rights Agreement, dated as of December 18, 1997, by and among Sealy Mattress Company, the Guarantors named therein, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and BT Alex. Brown Incorporated

10.4   Credit Agreement

10.5   AXEL Credit Agreement

10.6   [Change of Control Agreement]